EXHIBIT 21
     UDR, Inc. has the following subsidiaries. Joint venture entities are marked with an asterisk. United Dominion Realty, L.P. is a limited partnership with outside limited partners holding minimal percentage interests. UDR, Inc. owns general and limited partnership interests in United Dominion Realty, L.P. constituting 97% of the aggregate partnership interest. Entities marked with a double asterisk are those entities in which United Dominion Realty, L.P. is either a member or a partner.

State of Incorporation
Subsidiary	or Organization
1001 Properties, LLC*	Delaware
101 Colorado High-Rise, LP*	Delaware
1020 Tower, LP*	Delaware
10420 McKinley Partners, LP*	Delaware
10700 Wilshire, LLC*	Delaware
1900 McKinney Properties, LP*	Delaware
20 Lambourne LLC	Delaware
465 N. Park Drive, LLC*	Delaware
6104 Hollywood, LLC*	Delaware
AAC Funding II, Inc.	Delaware
AAC Funding IV LLC**	California
AAC Funding IV, Inc.	Delaware
AAC Funding Partnership II**	Delaware
AAC Funding Partnership III**	Delaware
AAC Seattle I, Inc.	Delaware
AAC Vancouver I, L.P.* *	Washington
AAC/FSC Crown Pointe Investors, LLC	Washington
AAC/FSC Hilltop Investors, LLC	Washington
AAC/FSC Seattle Properties, LLC**	Delaware
Acoma High-Rise, LP*	Delaware
Andover House LLC	Delaware
Andover Member 1 LLC	Delaware
Andover Member 2 LLC	Delaware
Apartments on Chestnut Limited Partnership*	Delaware
Ardrey Kell Townhomes, LLC*	Delaware
Arizona Properties, LLC	Virginia
ASR Investments Corporation	Maryland
ASR of Delaware LLC	Delaware
Ashton at Dublin Station, LLC*	Delaware
Ashton Judiciary Square, LLC*	Delaware
Ashwood Commons, L.L.C. *	Washington
Ashwood Commons North LLC*	Washington
Bellevue JV LLC	Delaware
Bellevue Plaza Development LLC*	Delaware
Boulevard Residential, LLC*	Delaware
CMP-1, LLC	Delaware
Calvert’s Walk LLC	Delaware
Cedar Street High-Rise, L.P. *	Delaware
Circle Towers LLC**	Delaware
Coastal Monterey Properties LLC**	Delaware
Coit Road, L.P.	Delaware
Consolidated-Hampton, LLC	Maryland
Continental 146 Fund LLC	Wisconsin
Coronado South Apartments, L.P.* *	Delaware

State of Incorporation
Subsidiary	or Organization
DCO 1015 Grandview LP	Delaware
DCO 2400 14th Street LLC	Delaware
DCO 3033 Wilshire LLC	Delaware
DCO Addison at Brookhaven LP	Delaware
DCO Arbors at Lee Vista LLC	Delaware
DCO Bennett Development LP	Delaware
DCO Borgata LLC	Delaware
DCO Brookhaven Center LP	Delaware
DCO Brooks Apartments LP	Delaware
DCO Caroline Development LLC	Delaware
DCO Clipper Pointe LP	Delaware
DCO Garden Oaks LP	Delaware
DCO Gessner Development LP	Delaware
DCO Glenwood Apartments GP LLC	Delaware
DCO Glenwood Apartments LP	Delaware
DCO Glenwood Urban LP	Delaware
DCO Greenbrook Apartments LP	Delaware
DCO Greenhaven LP	Delaware
DCO Highlands LLC	Delaware
DCO Holdings, Inc.	Delaware
DCO Holdings LP LLC	Delaware
DCO Mill Creek LP	Delaware
DCO Millenia LLC	Delaware
DCO Option 2 LLC	Delaware
DCO Pine Avenue LP	Delaware
DCO Realty, Inc.	Delaware
DCO Realty LP LLC	Delaware
DCO Realty Surprise LLC	Delaware
DCO Realty Woodlands LP	Delaware
DCO Riachi at One21 LP	Delaware
DCO Savoye LLC	Delaware
DCO Savoye 2 LLC	Delaware
DCO Springhaven LP	Delaware
DCO Stoughton LLC	Delaware
DCO Talisker LP	Delaware
Domain College Park, LLC*	Delaware
Dominion Constant Friendship LLC	Delaware
Dominion Eden Brook LLC	Delaware
Dominion Kings Place LLC	Delaware
Domus SPE General Partner, LLC*	Delaware
Easton Partners I, LP*	Delaware
FMP Member, Inc.	Delaware
Fountainhead Apartments Limited Partnership*	Ohio
Foxborough Lodge Limited Partnership*	Delaware
Governour’s Square of Columbus Co. Ltd.* *	Ohio
HMS Master Limited Partnership*	Delaware
HMS SouthPark Residential LLC*	Delaware
HPI 2000 Post LP	Delaware
HPI 2161 Sutter LP	Delaware
HPI Canyon Oaks LP	Delaware
HPI Option 2 LLC	Delaware
Harding Park, Inc.	Delaware
Harding Park LP LLC	Delaware
Hawthorne Apartments LLC	Delaware
Heritage Communities L.P.	Delaware
Icon Tower, LP*	Delaware

State of Incorporation
Subsidiary	or Organization
Inlet Bay at Gateway, LLC	Delaware
Jamestown of St. Matthews Limited Partnership**	Ohio
Jefferson at Marina del Rey, L.P.	Delaware
Jefferson JV LLC	Delaware
K/UDR Venture LLC*	Delaware
Kelvin and Jamboree Properties, LLC*	Delaware
L.A. Southpark High Rise, LP*	Delaware
La Jolla Wilshire, LLC*	Delaware
Lakeside Mill LLC	Delaware
Lakeside Port Orange LLC	Delaware
Lenox Farms Limited Partnership*	Delaware
Lincoln TC II, L.P.	Delaware
Lodge at Ames Pond Limited Partnership*	Delaware
Lofts at Charles River Landing, LLC*	Delaware
Lofts on Miracle Mile, LP*	Delaware
LPC Millenia Place Apartments LLC	Delaware
LPC Mustang Park LLC	Delaware
LPC Plantation Apartments L.P.	Delaware
MacAlpine Place Apartment Partners, Ltd.* *	Florida
Mandalay on the Lake LP	Delaware
Milazzo Residences LLC	Delaware
Northbay Properties II, L.P.* *	California
Olive Way High-Rise LP*	Delaware
Parker’s Landing Condominiums LLC	Delaware
Parker’s Landing Townhomes LLC	Delaware
Polo Park Apartments LLC**	Delaware
Polo Park Manager LLC**	Delaware
Portico Properties, LLC	Delaware
RE3, Inc.	Delaware
Ridgewood (I) Townhomes, LLC	Virginia
Riverway Residential, LP*	Delaware
St. Johns GP LLC	Delaware
Sandpiper Cove Associates, LLC*	Delaware
Sierra Palms Condominiums LLC	Delaware
Stoughton Residential, LLC*	Delaware
Strata Properties, LLC*	Delaware
THC/UDR Development Venture LLC*	Delaware
The Commons of Columbia, Inc.	Virginia
The Paseo del Mar I, LP*	Delaware
Town Square Commons, LLC	District of Columbia
Towson Holdings, LLC*	Delaware
Towson Promenade, LLC*	Delaware
Tremont Partners, LP*	Delaware
Trilon Townhouses, LLC	District of Columbia
UDR 1818 Platinum LLC	Delaware
UDR Admiralty LLC	Delaware
UDR Altamira Place LLC	Delaware
UDR Arboretum Apartments, L.P.* *	Delaware
UDR Arborview Associates Limited Partnership	Maryland
UDR Aspen Creek, LLC	Virginia
UDR California GP, LLC**	Delaware
UDR California GP II, LLC	Delaware
UDR California Properties, LLC	Virginia
UDR Calvert, LLC**	Delaware
UDR Calvert’s Walk Associates Limited Partnership	Maryland
UDR Calverts Walk GP, LLC	Delaware

State of Incorporation
Subsidiary	or Organization
UDR Carlsbad Apartments, L.P.* *	Delaware
UDR Carriage Homes, LLC	Delaware
UDR Crossroads, L.P.* *	Delaware
UDR Developers, Inc.	Virginia
UDR Domain Brewers Hill LLC	Delaware
UDR Eastern Residential, Inc.	Delaware
UDR Foxglove Associates L.L.C.* *	Maryland
UDR Garrison Square LLC	Delaware
UDR Harbor Greens, L.P.* *	Delaware
UDR Holdings, LLC**	Virginia
UDR Huntington Vista, L.P.* *	Delaware
UDR, Inc.	Maryland
UDR/K Venture Member LLC	Delaware
UDR Lakeline Villas LLC*	Delaware
UDR Lakeside Mill, LLC**	Virginia
UDR Legacy at Mayland LLC	Delaware
UDR Lincoln at Towne Square LLC*	Delaware
UDR Lincoln at Towne Square II LLC*	Delaware
UDR Los Alisos, LLC**	Delaware
UDR Marina Pointe LLC	Delaware
UDR Maryland Properties, LLC*	Virginia
UDR/MetLife G.P. LLC*	Delaware
UDR/MetLife Mall Ventures Limited Partnership*	Delaware
UDR/MetLife Master Limited Partnership*	Delaware
UDR/ML Venture LLC	Delaware
UDR Midlands Acquisition, LLC**	Delaware
UDR Mission Bay LP	Delaware
UDR Newport Beach North, L.P.* *	Delaware
UDR Ocean Villa Apartments, L.P.* *	Delaware
UDR of NC, Limited Partnership**	North Carolina
UDR of Tennessee, L.P.* *	Virginia
UDR Ohio Properties, LLC	Virginia
UDR Okeeheelee LLC**	Delaware
UDR/Pacific Los Alisos, L.P.* *	Delaware
UDR Pinebrook, L.P.* *	Delaware
UDR Presidential Greens, L.L.C.	Delaware
UDR Presidio, L.P.* *	Delaware
UDR Rancho Cucamonga, L.P.	Delaware
UDR Red Stone Ranch LLC*	Delaware
UDR Ridgewood (II) Garden, LLC**	Virginia
UDR Ridge at Blue Hills LLC	Delaware
UDR River Terrace LLC	Delaware
UDR San Dimas Bonita Apartments, L.P.* *	Delaware
UDR San Dimas Canyon Apartments, L.P.* *	Delaware
UDR South Carolina Trust	Maryland
UDR Stone Canyon LLC*	Delaware
UDR Texas Properties LLC	Delaware
UDR Texas Ventures LLC*	Delaware
UDR The Bradford LLC*	Delaware
UDR The Cliffs LLC*	Delaware
UDR The Crest, L.P.* *	Delaware
UDR The Legend at Park Ten LLC*	Delaware
UDR The Mandolin LLC*	Delaware
UDR The Meridian LLC*	Delaware
UDR TX Fund LLC	Delaware
UDR Villa Venetia Apartments, L.P.* *	Delaware

State of Incorporation
Subsidiary	or Organization
UDR Virginia Properties, LLC	Virginia
UDR Wellington Place LLC	Delaware
UDR Western Residential, Inc.	Virginia
UDR Windjammer, L.P.* *	Delaware
UDR Woodland Apartments II, L.P.	Delaware
UDR Woodland GP, LLC	Delaware
UDRT of Delaware 4 LLC**	Delaware
United Dominion Realty, L.P.	Delaware
University Park Property LLC	Delaware
Washington Vue, LP*	Delaware
Waterside Towers, L.L.C.	Delaware
West El Camino Real, LLC*	Delaware
Wilshire Crescent Heights, LLC*	Delaware
Windemere at Sycamore Highlands, LLC	Delaware
Winterland San Francisco Partners**	California
Woodlake Village, L.P.* *	California